UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 28, 2010

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26585	54-1811721
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification no.)

100 N. Wilkes-Barre Blvd.
4th Floor		18702
Wilkes-Barre, PA		(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (570) 822-6277

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

In the original Form 8-K filed by George Foreman Enterprises, Inc. (the “Company”) with the Securities and Exchange Commission on June 4, 2010 (the “Original 8-K”), the Company attached as Exhibits 10.1 and 10.2, partially redacted copies of the i) Agreement dated May 28, 2010 by and among George Foreman and George Foreman Productions, Inc. on the one hand and George Foreman Enterprises, Inc. and George Foreman Ventures, LLC on the other hand and ii) Agreement by and among George Foreman, United States Pharmaceutical Group, LLC and George Foreman Ventures, LLC. The Company sought confidential treatment with respect to the redacted portions of these Agreements. The purpose of this Amendment No. 1 to the Original 8-K is to furnish complete copies of these Agreements as Exhibits 10.1 and 10.2 hereto, which are incorporated herein by reference.

On May 28, 2010, the Company and its subsidiary, George Foreman Ventures, LLC (“Ventures”), entered into an agreement with George Foreman (“Foreman”) and George Foreman Productions, Inc. (“GFPI”), which restructures the contractual rights and obligations of the parties. In addition, Foreman and GFPI exchanged all of their membership interests in Ventures for the Company’s common stock under the Investor Rights Agreement entered into as of August 15, 2005. A complete copy of such Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Ventures entered into another Agreement with Foreman and United States Pharmaceutical Group, LLC (d/b/a NationsHealth) (“NationsHealth”) on May 28, 2010 pursuant to which Foreman was appointed as NationsHealth’s exclusive spokesman for core diabetic supplies and Foreman granted NationsHealth an exclusive worldwide license to use the Foreman name, likeness, image and signature in connection with advertising to promote the core diabetic supplies. This Agreement was also agreed to and acknowledged by the Company. A complete copy of such Agreement is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1    Agreement dated May 28, 2010 by and among George Foreman and George Foreman Productions, Inc. on the one hand and George Foreman Enterprises, Inc. and George Foreman Ventures, LLC on the other hand.

10.2    Agreement by and among George Foreman, United States Pharmaceutical Group, LLC and George Foreman Ventures, LLC, which Agreement was signed by George Foreman Ventures, LLC on May 28, 2010. This Agreement was also agreed to and acknowledged by the Company by its signature to the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      October 5, 2010

GEORGE FOREMAN ENTERPRISES, INC.

By:	/s/ Jeremy Anderson
	Name:	Jeremy Anderson
	Title:	Chief Financial Officer